SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549
                          ----------------------------

                                 CURRENT REPORT
                                       ON
                                    FORM 8-K

                         PURSUANT TO SECTION 13 OR 15(d)
                                     OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                          ----------------------------


         Date of Report (Date of earliest event reported): June 3, 1998

                          ----------------------------


             (Exact name of registrant as specified in its charter)
                              THINK NEW IDEAS, INC.
                          ----------------------------


(State or other jurisdiction of            (Commission File Number)       (I.R.S. Employer Identification No.)
       incorporation)                            000-21775                           95-4578104
         Delaware


                   (Address of principal executive offices)
            45 West 36th Street, 12th Floor, New York, New York 10018

       Registrant's telephone number, including area code: (212) 629-6800

                          ----------------------------

ITEM 1.  CHANGES IN CONTROL OF REGISTRANT

         Not Applicable.

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

         Pursuant to an Agreement and Plan of Merger, dated June 2, 1998 (the "Agreement"), THINK New Ideas, Inc. (the "Company") acquired all of the issued and outstanding shares of capital stock of Interweb, Inc., ("Interweb"), an Atlanta-based Internet Solutions firm, in exchange for the issuance of 600,000 shares of Common Stock of the Company and $200,000. Interweb was merged with and into the Company upon the filing of a Certificate of Merger to be filed with the Secretary of State of the State of Delaware and Articles of Merger to be filed with the Secretary of State of the State of Georgia. Interweb is engaged in the business of providing web-based solutions to Fortune 500 companies. The Company's acquisition of Interweb will be accounted for using the purchase method of accounting. All five member's of Interweb's management team and all of Interweb's other employees will be retained and become part of the Company's operating structure in Atlanta, Georgia.

         The amount and nature of the consideration paid in connection with the transactions reported herein were the result of arm's length negotiations between the parties. No material relationships between the Company and Interweb or any of the Company's or Interweb's affiliates, any directors or officers of the Company or Interweb or any associate of any such director or officer existed prior to the occurrence or consummation of the transactions reported herein.

ITEM 3.  BANKRUPTCY OR RECEIVERSHIP

         Not Applicable.

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANTS

         Not Applicable.

ITEM 5.  OTHER EVENTS

         Not Applicable.

ITEM 6.  RESIGNATION OF REGISTRANT'S DIRECTORS

         Not Applicable.

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

ITEM.7.  FINANCIAL STATEMENTS AND EXHIBITS

         (a) and (b)       Financial Statements.
                           --------------------

         Financial statements of Interweb and the pro forma financial information concerning the Company will be provided in accordance with the instructions to this item not later than sixty (60) days from the this Form 8-K filed by the Company on June 15, 1998.

         (c)               Exhibits.
                           --------
         None.



Item 8.  CHANGE IN FISCAL YEAR

         Not Applicable.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    THINK NEW IDEAS, INC.
                                    (Registrant)



Date: June 15, 1998         By:     /s/ Melvin Epstein
                                    ------------------
                                     Melvin Epstein, Chief Financial Officer





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